Financial items	6 Months Ended
Jun. 30, 2021
Financial items [Abstract]
Financial items

4 Financial items

Quarters				First half		Full year
Q2 2021	Q1 2021	Q2 2020	(in USD million)	2021	2020	2020

(43)	70	(321)	Net foreign currency exchange gains/(losses)	27	(24)	(646)
28	45	14	Interest income and other financial items	72	238	248
27	(150)	248	Gains/(losses) on financial investments	(123)	(98)	506
(101)	(360)	189	Gains/(losses) other derivative financial instruments	(462)	382	448
(304)	(312)	(379)	Interest and other finance expenses	(616)	(723)	(1,392)

(393)	(707)	(248)	Net financial items	(1,101)	(225)	(836)

Gains/(losses) on derivative financial instruments is a loss of USD 101 million in the second quarter of 2021, compared to a gain of USD 189 million in the second quarter of 2020, mainly due to increased interest rates.

Equinor has a US Commercial paper programme available with a limit of USD 5 billion of which USD 950 million has been utilized as of 30 June 2021.

In the first half of 2021, Equinor recorded total lease payments of USD 663 million, of which USD 54 million were payment of interest and USD 610 million were down-payment of lease liabilities.